UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2016

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 14, 2016, Fluor Corporation (the “Company”) announced that it will change the reporting of its financial results to better reflect the diverse end markets the Company serves.  Starting with first quarter results that will be released on May 5, 2016, the Company will report its financial results based on the following business segments:

•                  Energy, Chemicals & Mining: This commodity-related segment will focus on opportunities in the upstream, downstream, chemical, petrochemical, offshore, LNG, pipeline and mining markets.

•                  Industrial, Infrastructure & Power: This segment includes the markets of infrastructure, power and life sciences & advanced manufacturing, which predominately contract on a fixed-price basis.

•                  Maintenance, Modification & Asset Integrity: This services-related segment, which is heavily focused on operating expense (OpEx) related spending, includes the activities associated with the recent acquisition of Stork Holding B.V. combined with the Company’s existing operations and maintenance activities, its equipment rental-related company (AMECO), its temporary staffing organization (TRS), and Power Services.

•                  Government: The Government segment remains unchanged.

Unaudited segment information by quarter and year for 2014 and 2015 under the new reporting structure is included in exhibits to this Form 8-K.  “Segment profit” is calculated as revenue less cost of revenue and earnings attributable to noncontrolling interests excluding: corporate general and administrative expense; interest expense; interest income; domestic and foreign income taxes; other non-operating income and expense items; and loss from discontinued operations.

The Company includes backlog and new awards data in the exhibits.  Backlog is a measure of the total dollar value of work to be performed on contracts awarded and in progress.  Although backlog reflects business that is considered to be firm, cancellations, deferrals or scope adjustments may occur.  Backlog is adjusted to reflect any known project cancellations, revisions to project scope and cost, and deferrals, as appropriate.  New awards is a measure of the total dollar value of work to be performed on contracts awarded in the period.  Backlog and new awards measures are regularly reported in the construction industry.

The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section.  Furthermore, this Current Report on Form 8-K, including the exhibits, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Fluor Corporation on April 14, 2016 announcing new reporting segments.
99.2	Annual and Quarterly Recast Segment Information (unaudited).
99.3	Annual and Quarterly Recast Backlog and New Awards By Segment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 14, 2016	FLUOR CORPORATION

	By:	/s/ Biggs C. Porter
Biggs C. Porter
Executive Vice President and Chief
Financial Officer

FLUOR CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description
99.1	Press Release issued by Fluor Corporation on April 14, 2016 announcing new reporting segments.
99.2	Annual and Quarterly Recast Segment Information (unaudited).
99.3	Annual and Quarterly Recast Backlog and New Awards By Segment.